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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 22, 2004


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-13175               74-1828067
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

             ONE VALERO PLACE
            SAN ANTONIO, TEXAS                                78212
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (210) 370-2000

                         ------------------------------

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ITEM 5.           OTHER EVENTS.

                  On March 22, 2004, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of $200,000,000 aggregate principal amount of its 3.50% Notes due 2009 and $200,000,000 aggregate principal amount of its 4.75% Notes due 2014 (collectively, the "Notes"). The Notes are to be issued under an Indenture dated December 12, 1997 between the Company and The Bank of New York, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and VEC Trust IV. Closing of the issuance and sale of the Notes is scheduled for March 25, 2004.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated March 22, 2004 among the Company and Lehman Brothers Inc., Barclays Capital Inc., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Lyonnais Securities (USA) Inc., Mizuho International plc, Scotia Capital (USA) Inc. and SunTrust Capital Markets, Inc., as Underwriters.

         4.1      Terms of the 3.50% Notes due 2009 and 4.75% Notes due 2014.

         4.2      Form of Notes (included in Exhibit 4.1 above).

         5.1      Opinion of Jay D. Browning, Esq.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALERO ENERGY CORPORATION

Date: March 25, 2004                     By: /s/ Jay D. Browning
                                             -----------------------------------
                                             Jay D. Browning
                                             Vice President and Secretary

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                                  EXHIBIT INDEX

Number                               Exhibit
------                               -------
 1.1       Underwriting Agreement dated March 22, 2004 among the Company and
           Lehman Brothers Inc., Barclays Capital Inc., Morgan Stanley & Co.
           Incorporated, RBC Capital Markets Corporation, BNP Paribas Securities
           Corp., Citigroup Global Markets Inc., Credit Lyonnais Securities
           (USA) Inc., Mizuho International plc, Scotia Capital (USA) Inc. and
           SunTrust Capital Markets, Inc., as Underwriters.

 4.1       Terms of the 3.50% Notes due 2009 and 4.75% Notes due 2014.

 4.2       Form of Notes (included in Exhibit 4.1 above).

 5.1       Opinion of Jay D. Browning, Esq.

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